UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2026 (March 12, 2026)

Twenty One Capital, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-42997	39-2506682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Congress Avenue, Suite 500 Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

(206) 552-9859

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	XXI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the re-election of directors in the annual meeting of shareholders of Twenty One Capital, Inc. (the “Company”) as disclosed in Item 5.07 below, pursuant to the governance agreement (the “Governance Agreement”) by and among the Company, Tether Investments, S.A. de C.V., an El Salvador sociedad anónima de capital variable (“Tether”),  iFinex, Inc., a British Virgin Islands company, and Stellar Beacon LLC, a Delaware limited liability company (“SoftBank”), on March 12, 2026, each of Paolo Ardoino, Zachary Lyons, Bo Hines and Raphael Zagury (together, the “Tether Affiliate Group Directors”) and Jared Roscoe and Vikas J. Parekh (together, the “SoftBank Directors”) executed and delivered a letter of resignation from the Company’s board of directors and all applicable committees thereof, which resignation shall become effective immediately upon request by Tether, with respect to the Tether Affiliate Group Directors, or SoftBank, with respect to the SoftBank Directors, as applicable.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders entitled to vote in such meeting on March 12, 2026 (the “Annual Meeting”). The following proposal was submitted to the shareholders at the Annual Meeting:

To elect Jack Mallers, Paolo Ardoino, Zachary Lyons, Bo Hines, Raphael Zagury, Jared Roscoe and Vikas J. Parekh to serve until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until his earlier death, resignation, or removal.

The number of shares of common stock entitled to vote at the Annual Meeting was 304,842,759, comprising all shares of the Company’s Class B common stock. All shareholders of the Company’s Class B common stock voted in favor of the above proposal at the Annual Meeting and the seven directors were elected to serve until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until his earlier death, resignation, or removal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2026

Twenty One Capital, Inc.

	By:	/s/ James Nguyen
	Name:	James Nguyen
	Title:	General Counsel and Chief Compliance Officer

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